EXHIBIT 10.1

THIRD AMENDMENT

THIS THIRD AMENDMENT dated as of June 30, 2004 (this “Amendment”) is to the Credit Agreement (as heretofore amended, the “Credit Agreement”) dated as of February 25, 2003 among LITHIA MOTORS, INC. (the “Company”), various financial institutions (the “Lenders”) and DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC, as agent for the Lenders (the “Agent”).  Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined in the Credit Agreement.

WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

SECTION 1  AMENDMENTS.  Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below):

1.1                               (a)                                  Section 1.1 of the Credit Agreement shall be amended by adding the following definitions thereto, each in its appropriate alphabetical position:

Senior Subordinated Indenture means the Indenture, dated as of May 4, 2004, between the Company and U.S. Bank National Association, as trustee.

Senior Subordinated Notes means the $85,000,000 of 2.875% Convertible Senior Subordinated Notes due 2014 of the Company issued pursuant to the Senior Subordinated Indenture.

Third Amendment Effective Date means the “Amendment Effective Date” under and as defined in the Third Amendment hereto dated as of June 30, 2004.

Unused Revolving Commitment Amount means, as of any time, (x) the Revolving Commitment Amount as of such time less (y) the Revolving Outstandings as of such time.

(b)                                 The definitions of “Commitment,” “Pro Rata Share,” “Revolving Commitment Amount,” “Subordinated Debt” and “Termination Date” in Section 1.1 of the Credit Agreement shall be amended and restated in their entireties to read as follows:

Commitment means, as to any Lender, such Lender’s commitment to make Loans, and to issue or participate in Letters of Credit, under this Agreement.  The amount of each Lender’s Pro Rata Share of the Revolving Commitment Amount on the Third Amendment Effective Date is set forth on Schedule 2.1.

Pro Rata Share means, with respect to any Lender, the percentage which (a) the amount of such Lender’s Commitment is of (b) the Commitments of all Lenders;

provided that, after the Commitments have been terminated, “Pro Rata Share” shall mean, as to any Lender, the percentage which the sum of the aggregate principal amount of such Lender’s Revolving Loans plus the participations of such Lender in all Letters of Credit is of the sum of the aggregate principal amount of all Revolving Loans plus the Stated Amount of all Letters of Credit.  The Pro Rata Share of each Lender as of the Third Amendment Effective Date is set forth on Schedule 2.1.

Revolving Commitment Amount means $150,000,000, as reduced from time to time pursuant to Section 6.1.

Subordinated Debt means (i) the Senior Subordinated Notes and (ii) other unsecured Debt of the Company that has subordination terms, covenants, pricing and other terms that have been approved in writing by the Required Lenders.

Termination Date means the earlier to occur of (a) May 1, 2007 (or any later date that may be established as the Termination Date pursuant to Section 2.6) or (b) such other date on which the Commitments terminate pursuant to Section 6 or 11.

(c)                                  The definition of “Provider” in Section 1.1 of the Credit Agreement shall be deleted in its entirety.

1.2                               Section 2.6 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

2.6                                 Extension of Termination Date.  On each May 1 from and after May 1, 2005 (each, an “Extension Date”), the Termination Date shall be extended for an additional year (i.e., to the May 1 of the year following the year in which the then-scheduled Termination Date is to occur) if the Agent (acting at the request of all of the Lenders) shall have notified the Company in writing on or prior to such Extension Date that the Termination Date is so extended for an additional year (such notice an “Extension Notice”).  If the Agent shall have issued an Extension Notice on or prior to an Extension Date, the Agent shall promptly notify the Company and each Lender of the new Termination Date.  If no Extension Notice is received by the Company on or prior to any Extension Date, the Termination Date shall not be extended on such Extension Date.  For example: (x) if no Extension Notice is given before May 1, 2005, the Termination Date shall remain May 1, 2007 (unless such date occurs earlier pursuant to clause (b) of the definition of “Termination Date”) and (y) if an Extension Notice is given before May 1, 2005, the Termination Date shall be thereby extended to May 1, 2008, subject to further extension by operation of this Section (unless such date occurs earlier pursuant to clause (b) of the definition of “Termination Date”).

1.3                               Section 5.2 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

5.2                                 Unused Fees.  The Company agrees to pay to the Agent for the account of each Lender an unused fee at a rate per annum equal to 0.15% on such Lender’s share of the daily Unused Revolving Commitment Amount.  All unused fees shall be payable in arrears as follows: (i) the Agent will present an invoice reflecting the unused fees on or about April 30th of each year for the period ending on such April 30t h for which such fees shall not have been theretofore paid and the Company shall pay such invoiced amount to the Agent for the account of the Lenders within one Business Day after receipt of such invoice, and (ii) on the Termination Date, the Agent will present an invoice reflecting the unused fees for the period ending on the Termination Date for which such fees shall not have been theretofore paid and the Company shall pay such invoiced amount to the Agent for the account of the Lenders on the Termination Date.

1.4                               Section 5 of the Credit Agreement shall be amended by (i) changing the designation of Section 5.4 to Section 5.5 and (ii) by adding the following new Section 5.4:

5.4                                 Administrative Fee.  The Company agrees to pay to the Agent for its own account (and not for the account of any Lender) an administrative fee at a rate per annum equal to 0.10% on the daily Unused Revolving Commitment Amount.  The administrative fee shall be payable in arrears as follows: (i) the Agent will present an invoice reflecting the administrative fee on or about April 30th of each year for the period ending on such April 30th for which such fee shall not have been theretofore paid and the Company shall pay such invoiced amount to the Agent within one Business Day after receipt of such invoice; and (ii) on the Termination Date, the Agent will present an invoice reflecting the administrative fee for the period ending on the Termination Date for which such fee shall not have been theretofore paid and the Company shall pay such invoiced amount to the Agent on the Termination Date.

1.5                               Section 9.7(k) of the Credit Agreement shall be amended and restated to read in its entirety as follows:

(k)                                  Debt with respect to Floor Plan Financings provided by Persons to whom all the Lenders consent;

1.6                               Section 9.20(h) of the Credit Agreement shall be amended by (x) deleting the existing text therein that read “[INTENTIONALLY LEFT BLANK]” and (y) inserting the following in lieu of such deleted text “an Investment in an amount not to exceed $50,000,000 in Lithia Real Estate, provided such Investment is made within 60 days after the Third Amendment Effective Date”.

1.7                               Section 9.20 of the Credit Agreement shall be amended by substituting the designation “(c), (g) or (h)” for the designation “(c) or (g)” in clause (y) of the proviso therein.

1.8                               Section 9 of the Credit Agreement shall be amended by adding thereto the following new Section 9.24:

9.24                           Senior Subordinated Notes.  Not: (i) make any redemption, prepayment, defeasance or repurchase of the Senior Subordinated Notes prior to May 1, 2009 (it being understood that, as a condition to extending the Termination Date or otherwise in connection with any modification or waiver of the Loan Documents, the Agent and the Lenders may require that such date be extended to another future date); or

(ii) amend, modify or waive any rights under the Senior Subordinated Indenture or the Senior Subordinated Notes without the prior written consent of the Required Lenders.

1.9                               Section 13.17 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

13.17                     [Intentionally left blank]

1.10                        Schedule 2.1 to the Credit Agreement shall be replaced by Schedule 2.1 hereto.

SECTION 2  REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Agent and the Lenders that:  (a) the representations and warranties made in Section 8 of the Credit Agreement are true and correct on and as of the Amendment Effective Date (as defined below) with the same effect as if made on and as of the Amendment Effective Date (except to the extent relating solely to an earlier date, in which case they were true and correct as of such earlier date); (b) no Event of Default or Unmatured Event of Default exists or will result from the execution of this Amendment; (c) no event or circumstance has occurred since the Closing Date that has resulted, or would reasonably be expected to result, in a Material Adverse Effect; (d) the execution and delivery by the Company of this Amendment and the performance by the Company of its obligations under the Credit Agreement as amended hereby (as so amended, the “Amended Credit Agreement”) (i) are within the corporate powers of the Company, (ii) have been duly authorized by all necessary corporate action, (iii) have received all necessary approval from any governmental authority and (iv) do not and will not contravene or conflict with any provision of any law, rule or regulation or any order, decree, judgment or award which is binding on the Company or any of its Subsidiaries or of any provision of the certificate of incorporation or bylaws or other organizational documents of the Company or of any agreement, indenture, instrument or other document which is binding on the Company or any of its Subsidiaries; and (e) the Amended Credit Agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

SECTION 3  EFFECTIVENESS.  The amendments set forth in Section 1 above shall become effective as of such date (the “Amendment Effective Date”) when the Agent shall have received (a) a counterpart of this Amendment executed by the Company and the Lenders (or, in the case of any party other than the Company from which the Agent has not received a counterpart hereof, facsimile confirmation of the execution of a counterpart hereof by such party) and (b) each of the following documents, each in form and substance satisfactory to the Agent:

3.1                               Reaffirmation.  A counterpart of the Reaffirmation of Loan Documents, substantially in the form of Exhibit A, executed by each Loan Party other than the Company.

3.2                               Other Documents.  Such other documents as the Agent or any Lender may reasonably request.

SECTION 4  MISCELLANEOUS.

4.1                               Continuing Effectiveness, etc.  As hereby amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.  As of the Amendment Effective Date, all references in the Credit Agreement, the Notes, each other Loan Document and any similar document to the “Credit Agreement” or similar terms shall refer to the Amended Credit Agreement.

4.2                               Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

4.3                               Expenses.  The Company agrees to pay the reasonable costs and expenses of the Agent (including reasonable fees and disbursements of counsel, including, without duplication, the allocable costs of internal legal services and all disbursements of internal legal counsel) in connection with the preparation, execution and delivery of this Amendment.

4.4                               Governing Law.  This Amendment shall be a contract made under and governed by the laws of the State of Michigan applicable to contracts made and to be wholly performed within the State of Michigan.

4.5                               Successors and Assigns.  This Amendment shall be binding upon the Company, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders and the Agent and the successors and assigns of the Lenders and the Agent.

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Delivered as of the day and year first above written.

LITHIA MOTORS, INC.

By:	/s/ Jeffrey B. DeBoer
Title:	CFO

DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC, as the Agent, as the Issuing Lender and as a Lender

By:	/s/ Janet B. Toronski
Title:	VP National Accounts

TOYOTA MOTOR CREDIT CORPORATION, as a Lender

By:	/s/ P. Reid Boozer
Title:	National Accounts Manager

SCHEDULE 2.1

LENDERS AND PRO RATA SHARES

Lender	Pro Rata Share of Revolving Commitment Amount	Pro Rata Share
DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC	$93,750,000	62.5%

TOYOTA MOTOR CREDIT CORPORATION	$56,250,000	37.5%

TOTALS	$150,000,000	100%

EXHIBIT A

FORM OF REAFFIRMATION

June 30, 2004

DaimlerChrysler Services North

America LLC, as the Agent

and the Lenders party

to the Credit Agreement

referred to below

27777 Inkster Road

Farmington Hills, Michigan 48334

Attn: Michele Nowak

Re:  Reaffirmation of Loan Documents

Ladies and Gentlemen:

Please refer to:

(a)                                  The Security Agreement dated as of  February 25, 2003 (the “Security Agreement”) among Lithia Motors, Inc. (the “Company”), its subsidiaries and DaimlerChrysler Services North America LLC in its capacity as Agent (in such capacity, the “Agent”);

(b)                                 The Guaranty dated as of February 25, 2003 (the “Guaranty”) executed in favor of the Agent and various other parties by all subsidiaries of the Company; and

(c)                                  The Pledge Agreement dated as of February 25, 2003 (the “Pledge Agreement “) executed by the Company and certain of its subsidiaries.

Each of the undersigned acknowledges that the Company, the Lenders and the Agent have executed the Third Amendment (the “Third Amendment”) to the Credit Agreement dated as of February 25, 2003 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms not otherwise defined herein have the meanings given in the Credit Agreement.

Each of the undersigned hereby confirms that the Security Agreement, the Guaranty, the Pledge Agreement and each other Loan Document to which such undersigned is a party remains in full force and effect after giving effect to the effectiveness of the Third Amendment and that, upon such effectiveness, all references in each Loan Document to the “Credit Agreement”  shall be references to the Credit Agreement, as amended by the Third Amendment.

This letter agreement may be signed in counterparts and by the various parties on separate counterparts.  This letter agreement shall be governed by the laws of the State of Michigan applicable to contracts made and to be performed entirely within such State.

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HUTCHINS EUGENE NISSAN, INC.
HUTCHINS IMPORTED MOTORS, INC.
LGPAC, INC.
LITHIA AUTO SERVICES, INC.
LITHIA BNM, INC.
LITHIA DE, INC.
LITHIA DM, INC.
LITHIA HPI, INC.
LITHIA KLAMATH, INC.
LITHIA LAC, INC.
LITHIA MEDFORD HON, INC.
LITHIA MOTORS SUPPORT SERVICES, INC.
LITHIA MTLM, INC.
LITHIA OF ROSEBURG, INC.
LITHIA RENTALS, INC.
LITHIA ROSE-FT, INC.
LITHIA SOC, INC.
SATURN OF SOUTHWEST OREGON, INC.
LITHIA CHRYSLER JEEP OF ANCHORAGE, INC.
LITHIA IMPORTS OF ANCHORAGE, INC.
LITHIA CIMR, INC.
LITHIA CJDB, INC.
LITHIA DC, INC.
LITHIA FMF, INC.
LITHIA FN, INC.
LITHIA FVHC, INC.
LITHIA JEF, INC.
LITHIA MMF, INC.
LITHIA NF, INC.
LITHIA OF ANCHORAGE, INC.
LITHIA TKV, INC.
LITHIA TR, INC.
LITHIA VWC, INC.
LITHIA VWPC, INC.
LITHIA CENTENNIAL CHRYSLER PLYMOUTH JEEP, INC.
LITHIA CHERRY CREEK DODGE, INC.
LITHIA COLORADO CHRYSLER PLYMOUTH,
INC.
LITHIA COLORADO JEEP, INC.
LITHIA COLORADO SPRINGS JEEP CHRYSLER
PLYMOUTH, INC.
LITHIA FOOTHILLS CHRYSLER, INC.
LITHIA OF THORNTON, INC.

LITHIA CB, INC.
LITHIA DB, INC.
LITHIA IB, INC.
LITHIA LMB, INC.
LITHIA FORD OF BOISE, INC.
LITHIA OF CALDWELL, INC.
LITHIA OF POCATELLO, INC.
LITHIA POCA-HON, INC.
LITHIA CD, INC.
LITHIA OF OMAHA, INC.
LITHIA MBO, INC.
LITHIA RENO SUB-HYUN, INC.
LITHIA SALMIR, INC.
LITHIA AUTOMOTIVE, INC.
LITHIA OF SIOUX FALLS, INC.
CAMP AUTOMOTIVE, INC.
LITHIA BC, INC.
LITHIA DC OF RENTON, INC.
LITHIA DODGE OF TRI-CITIES, INC.
LITHIA FTC, INC.
LITHIA IC, INC.
LITHIA OF SEATTLE, INC.
TC HON, INC.
LITHIA HYR, INC.
LITHIA CS, INC.
LITHIA OF FAIRFIELD, INC.
LITHIA OF SANTA ROSA, INC.
LITHIA OF VACAVILLE, INC.
LITHIA CCTF, INC.
LITHIA OF TWIN FALLS, INC.
LITHIA LMM, INC.
LITHIA OF MISSOULA, INC.
LITHIA OF OKLAHOMA, INC.
LITHIA OF BILLINGS, INC.
LITHIA OF SPOKANE, INC.
LITHIA OF FAIRBANKS, INC.
LITHIA OF MEDFORD LM, INC.
LITHIA OF HELENA, INC.
LITHIA OF SOUTH CENTRAL AK, INC.
LITHIA NA, INC.
[LITHIA OF CLOVIS, INC.]

By:	/s/ Jeffrey B. DeBoer
Title:	CFO

LITHIA LP OF TEXAS, LLC
LITHIA GP OF TEXAS, LLC
By: Lithia Motors, Inc., Manager

By:	/s/ Jeffrey B. DeBoer
Title:	CFO

LITHIA LAC OF WASHINGTON, LLC
By: Lithia LAC, Inc., Manager

By:	/s/ Jeffrey B. DeBoer
Title:	CFO

LITHIA SH, LLC

By:	/s/ Jeffrey B. DeBoer
Title:	CFO

SOE, LLC
By: Lithia SH, LLC, Manager

By:	/s/ Jeffrey B. DeBoer
Title:	CFO

LITHIA VS, LLC
By: Camp Automotive, Inc., Manager

By:	/s/ Jeffrey B. DeBoer
Title:	CFO

LITHIA CJDBS, L.P.
LITHIA CJDO, L.P.
LITHIA CJDSA. L.P.
LITHIA CM, L.P.
LITHIA CO, L.P.
LITHIA CSA, L.P.
LITHIA DMID, L.P.
LITHIA DSA, L.P.
LITHIA HMID, L.P.
LITHIA NSA, L.P.
LITHIA OF GRAPEVINE, L.P.
By: Lithia GP of Texas, LLC, General Partner
By: Lithia Motors, Inc., Manager

By:	/s/ Jeffrey B. DeBoer
Title:	CFO

LRE SPRINGFIELD, LLC
By: Lithia Real Estate, Inc., Manager

By:	/s/ Jeffrey B. DeBoer
Title:	CFO

ACKNOWLEDGED AND AGREED

as of the date first written above

DAIMLERCHRYSLER SERVICES NORTH

AMERICA, LLC, as the Agent

By:	/s/ Janet B. Toronski
Title:	VP National Accounts